UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2013

ONE WORLD HOLDINGS
(Exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

001-13869	87-0429198
(Commission File Number)	(I.R.S. Employer Identification No.)

17117 Westheimer 75, Houston, Texas 77082
(Address of principal executive offices)

(866) 440-1470
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 5.07.

Item 8.01. Other Events.

The stockholders holding a majority of the voting power of the outstanding voting stock of One World Holdings, Inc., a Nevada corporation (the “Company”), as well as the Company’s Board of Directors (the “Board”), acted by written consent to approve an amendment to the Company’s Articles of Incorporation (the “Articles”) to (a) effect a reverse stock split of the Company’s common stock by a ratio of one-for-seven hundred fifty (1:750) (the “Reverse Stock Split”), and (b) reduce the number of authorized shares of common stock from 1,500,000,000 to 50,000,000 (the “Share Number Reduction”).

The Reverse Stock Split and Share Number Reduction are subject to approval from the Financial Industry Regulatory Authority (“FINRA”). The Company filed a notice of company action with FINRA on December 16, 2013 requesting approval of the Reverse Stock Split.  On December 18, 2013, the Company filed a Certificate of Amendment to the Company’s Articles with the Secretary of State of the State of Nevada to effectuate the Reverse Stock Split and Share Number Reduction.  The Certificate of Amendment provides that the Reverse Stock Split and Share Number Reduction will become effective on December 30, 2013 at 12:00 p.m. Pacific time, at which time every 750 shares of the Company’s issued and outstanding common stock will be automatically combined into one (1) issued and outstanding share of the Company’s common stock and the total number of the authorized shares of common stock will be reduced from 1,500,000,000 to 50,000,000.  No change was made to the number of authorized shares of preferred stock.

Each stockholder’s percentage ownership in the Company and proportional voting power remains unchanged after the Reverse Stock Split and Share Number Reduction, except for minor changes and adjustments resulting from the treatment of fractional shares, which fractional shares shall be rounded up to the nearest whole share. The Certificate of Amendment and a copy of the press release announcing the Reverse Stock Split and Share Number Reduction are filed as Exhibits 3.1 and 99.1, respectively, to this Current Report on Form 8-K and each is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                      Exhibit

3.1	Certificate of Amendment to Articles of Incorporation of One World Holdings, Inc., effective 12:00 p.m. Pacific Time, December 30, 2013.

99.1	Press Release dated December 19, 2013 announcing the Reverse Stock Split and Share Number Reduction

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 19, 2013

ONE WORLD HOLDINGS, INC.

By:	s/ Corinda Joanne Melton
Corinda Joanne Melton
Chief Executive Officer and Director